                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2006
                                                         -----------------

                              EMPIRE RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      001-12522                13-3714474
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV                   89074
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         Empire Resorts, Inc. has been advised that on September 7, 2006, its partner, the St. Regis Mohawk Tribe, received a Notice of Availability from the
Department of the Interior's Bureau of Indian Affairs ("BIA") regarding the draft Environmental Assessment ("EA") required to take the land into trust for the proposed St. Regis Mohawk Casino at Monticello Raceway and that the draft EA is available for public review.

         On September 11, 2006, Empire Resorts, Inc. issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, with respect to the notice received by the St. Regis Mohawk Tribe from the BIA.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.       Exhibits
         -----------       --------

            99.1           Press Release of Empire Resorts, Inc. dated September
                           11, 2006.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.

Dated: September 12, 2006                     By: /s/ Ronald J. Radcliffe
                                                  ------------------------------
                                                  Name: Ronald J. Radcliffe
                                                  Title: Chief Financial Officer